UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

UN MONDE INTERNATIONAL WORLDWIDE LTD.

(Exact name of Company as specified in its charter)

Nevada	333-147187	83-0500896
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1-45A West Wilmost St

Richmond Hill, ON

Canada L4B2P2

(Address of principal executive offices) (Zip Code)

+1-905-962-0823

(Company’s telephone number, including area code)

ASIARIM CORP.

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2023, Un Monde International Worldwide Ltd. (the “Company”) has entered into a Commercial Lease Agreement for which the Company will use the leased property as its private education operation headquarter office space. The Company has made a total payment of CA$12,327.48 (US$9,328.05) to the landlord pursuant to the lease agreement.

The foregoing description of the into Commercial Lease Agreement is not purported to be complete and qualified in its entirety by reference to the full texts of the Agreements, a copy of which are attached hereto as Exhibits 10.4 and hereby incorporated by reference into this Item 1.01.

Item 5.06 Change in Shell Company Status.

Un Monde International Worldwide Ltd. (the “Company”) began active business operation pursuant to its business plan which is to offer education and management services to private, distinguished, specialized, and internationalized education to international students in schools.

The Company ceased being a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934 which defines a shell company as a company that has

(A) no or nominal operations; and,

(B) either,

(1) no or nominal assets;

(2) assets consisting solely of cash and cash equivalents; or,

(3) assets consisting of any amount of cash and cash equivalents and nominal other assets.

The determination was made based on the following:

1)	The Company has begun business operations in the second quarter of 2023 pursuant to its business plan. As such, the Company does not have nominal operations.
2)	On May 1, 2023, the Company has entered into a Commercial Lease Agreement for which the Company will use the leased property as its private education operation headquarter office space. The Company has made a total payment of CA$12,327.48 (US$9,328.05) to the landlord pursuant to the lease agreement. As such, the Company does not have assets consisting of any amount or solely of cash and cash equivalents and nominal other assets.

Accordingly, pursuant to the status above, the Company is a development stage company that has engaged in activities that are, at a minimum, sufficient to manifest a strong commitment in pursuing a legitimate business as set forth in the Company’s business plan. Based on the business conducted by the Company since May 2023, the Company believes it ceased being a shell company and has remained a non-shell company since then based on the most recent quarterly filings.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished herewith:

(d) Exhibits.

10.4	Commercial Lease Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Un Monde International Worldwide Ltd.

Dated: June 26, 2023	By:	/s/ Ci Zhang
Ci Zhang Chief Executive Officer and Chief Financial Officer

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